CREDIT AGREEMENT,


                         dated as of September 28, 1998,


                                      among


                             KEEBLER FOODS COMPANY,
                                as the Borrower,


                         VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders


                                       and


                            THE BANK OF NOVA SCOTIA,
                               as the Arranger and
                    the Administrative Agent for the Lenders.



                                                          TABLE OF CONTENTS


Section                                                                                                        Page

                                                              ARTICLE I

                                                  DEFINITIONS AND ACCOUNTING TERMS

1.1.       Defined Terms..........................................................................................1
1.2.       Use of Defined Terms...................................................................................5
1.3.       CrossReferences........................................................................................5
1.4.       Accounting and Financial Determinations................................................................5

                                                             ARTICLE II

                                                  COMMITMENTS, BORROWING AND NOTES

2.1.       Commitments............................................................................................5
2.1.1.     Loan...................................................................................................5
2.1.2.     Lenders Not Permitted or Required To Make the Loans....................................................6
2.2.       Optional Reduction of the Commitment Amount............................................................6
2.3.       Borrowing Procedures; Continuation/Conversion Elections; Funding; Registered Notes.....................6

                                                             ARTICLE III

                                             REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

3.1.       Repayments and Prepayments; Application................................................................6
3.1.1.     Repayments and Prepayments.............................................................................6
3.1.2.     Application............................................................................................7
3.2.       Interest Provisions....................................................................................7
3.2.1.     Rates..................................................................................................7
3.2.2.     PostMaturity Rates.....................................................................................7
3.2.3.     Payment Dates..........................................................................................8
3.3.       Fees...................................................................................................8
3.3.1.     Commitment Fee.........................................................................................8
3.3.2.     Administrative Agent's Fee.............................................................................8

                                                             ARTICLE IV

                                               CERTAIN LIBO RATE AND OTHER PROVISIONS

4.1.       "Makewhole" Provisions.................................................................................9

                                                                 -i-

                                                              ARTICLE V

                                                      CONDITIONS TO BORROWINGS

5.1.       Initial Loans..........................................................................................9
5.1.1.     Resolutions, etc.......................................................................................9
5.1.2.     Delivery of Notes......................................................................................9
5.1.3.     Long Term Agreement....................................................................................9
5.1.4.     Calculation of Consolidated Coverage Ratio.............................................................9
5.1.5.     Opinion of Counsel....................................................................................10
5.1.6.     Closing Fees, Expenses, etc...........................................................................10
5.2.       All Loans.............................................................................................10
5.2.1.     Compliance with Warranties, No Default, etc...........................................................10
5.2.2.     Borrowing Request.....................................................................................10

                                                             ARTICLE VI

                                                   REPRESENTATIONS AND WARRANTIES

6.1.       Representations and Warranties........................................................................10

                                                             ARTICLE VII

                                                             COVENANTS

7.1.       Certain Covenants.....................................................................................11

                                                            ARTICLE VIII

                                                         EVENTS OF DEFAULT

8.1.       Listing of Events of Default..........................................................................12
8.2.       Action if Bankruptcy, etc.............................................................................12
8.3.       Action if Other Event of Default......................................................................12

                                                             ARTICLE IX

                                                      THE ADMINISTRATIVE AGENT

9.1.       Actions...............................................................................................12
9.2.       Funding Reliance, etc.................................................................................13
9.3.       Exculpation...........................................................................................13
9.4.       Successor.............................................................................................13
9.5.       Loans by Administrative Agent.........................................................................14
9.6.       Credit Decisions......................................................................................14
9.7.       Copies, etc...........................................................................................14

                                                                -ii-

                                                              ARTICLE X

                                                      MISCELLANEOUS PROVISIONS

10.1.      Waivers, Amendments, etc..............................................................................15
10.2.      Notices...............................................................................................15
10.3.      Payment of Costs and Expenses.........................................................................16
10.4.      Indemnification.......................................................................................16
10.5.      Survival..............................................................................................17
10.6.      Severability..........................................................................................17
10.7.      Headings..............................................................................................17
10.8.      Execution in Counterparts, Effectiveness, etc.........................................................18
10.9.      Governing Law; Entire Agreement.......................................................................18
10.10.     Successors and Assigns................................................................................18
10.11.     Sale and Transfer of Loans and Notes; Participations in Loans and Notes...............................18
10.11.1.   Assignments...........................................................................................18
10.11.2.   Participations........................................................................................20
10.12.     Other Transactions....................................................................................20
10.13.     Forum Selection and Consent to Jurisdiction...........................................................21
10.14.     Waiver of Jury Trial..................................................................................21
10.15.     Confidentiality.......................................................................................22

                                                               -iii-

SCHEDULE I             -     Disclosure Schedule
SCHEDULE II            -     Fiscal Quarters
SCHEDULE III           -     Percentages and Administrative Information

EXHIBIT A-1            -     Form of Note
EXHIBIT A-2            -     Form of Registered Note
EXHIBIT B              -     Form of Borrowing Request
EXHIBIT C              -     Form of Continuation/Conversion Notice
EXHIBIT D              -     Form of Lender Assignment Agreement

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, dated as of September 28, 1998, is among KEEBLER FOODS COMPANY, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties hereto (collectively, the "LENDERS"), THE BANK OF NOVA SCOTIA ("SCOTIABANK"), as the arranger and as the administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.


                              W I T N E S S E T H:


         WHEREAS, the Borrower has requested the Lenders to provide their Commitments pursuant to which Borrowings of Loans will be made to the Borrower from time to time prior to the Commitment Termination Date; and

         WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including ARTICLE V), to extend such Commitments and make Loans to the Borrower pursuant to the Commitments described above;

         NOW, THEREFORE, the parties hereto agree as set forth above and as follows.

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. DEFINED TERMS. Unless otherwise defined in this Agreement or the context otherwise requires, terms defined in the Long Term Agreement, and all other terms of the Long Term Agreement to which reference is made therein, together with all ancillary provisions thereto, are hereby incorporated, MUTATIS MUTANDIS, into this Agreement by this reference as though specifically set forth in this Section (PROVIDED, that if a term is defined in this Section and a similar term is defined in the Long Term Agreement, then when any provision which is incorporated from the Long Term Agreement by reference contains the term defined in this Section, such term will be construed as defined in this Section). The following terms when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof).

         "ADMINISTRATIVE AGENT" is defined in the PREAMBLE and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to SECTION 9.4.

         "AGREEMENT" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

         "ASSIGNEE LENDER" is defined in SECTION 10.11.1.

         "AUTHORIZED OFFICER" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to SECTION 5.1.1.

         "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

         "BORROWER" is defined in the PREAMBLE.

         "BORROWING REQUEST" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B hereto.

         "CLOSING DATE" means the date all conditions set forth in SECTION 5.1 are satisfied (or have been waived) and the initial Loan is made hereunder.

         "COMMITMENT" is defined in SECTION 2.1.1.

         "COMMITMENT AMOUNT" means, on any date, $125,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

         "COMMITMENT TERMINATION DATE" means the earliest of

                  (a) November 15, 1998 (if the Loans have not been made on or prior to the such date);

                  (b) the Stated Maturity Date;

                  (c) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.2;

                  (d) the date on which any Commitment Termination Event occurs; and

                  (e) the day on which the Borrower or any of its Subsidiaries consummates any Permitted Receivables Transaction.

Upon the occurrence of any event described in CLAUSE (c), (d) or (e), the Commitments shall terminate automatically and without any further action.

         "COMMITMENT TERMINATION EVENT" means

                  (a) the occurrence of any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9 with respect to the Borrower; or

                  (b) the occurrence and continuance of any other Event of Default and either

                           (i) the declaration of the Loans to be due and payable pursuant to SECTION 8.3, or

                           (ii) in the absence of such  declaration,  the giving
                  of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

         "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT C hereto.

         "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "DISCLOSURE  SCHEDULE" means the Disclosure Schedule attached hereto as
SCHEDULE I, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Required Lenders.

         "DOMESTIC OFFICE" means, relative to any Lender, the office of such Lender designated as such on SCHEDULE II hereto or designated in the Lender
Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

         "EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 10.8.

         "EVENT OF DEFAULT" is defined in SECTION 8.1.

         "FEE LETTER" means the confidential fee letter, dated as of August 28, 1998, between the Borrower and the Administrative Agent.

         "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

         "INDEMNIFIED LIABILITIES" is defined in SECTION 10.4.

         "INDEMNIFIED PARTIES" is defined in SECTION 10.4.

         "LENDER ASSIGNMENT AGREEMENT" means a Lender Assignment Agreement, substantially in the form of EXHIBIT D hereto.

         "LENDERS" is defined in the PREAMBLE.

         "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by the LIBO Rate (Reserve Adjusted).

         "LIBOR OFFICE" means, relative to any Lender, the office of such Lender designated as such on SCHEDULE II hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

         "LOAN" is defined in SECTION 2.1.1.

         "LOAN DOCUMENT" means this Agreement, the Notes, the Fee Letter and each other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein or therein.

         "LONG TERM AGREEMENT" means the Credit Agreement, dated as of the date hereof, between the Borrower, certain financial institutions from time to time party thereto, First Chicago NBD, as syndication agent for such financial institutions and Scotiabank as lead arranger and as administrative agent for such financial institutions as in effect on the date hereof, and as amended, supplemented, amended and restated or otherwise modified from time to time with the consent of the Required Lenders hereunder solely for purpose of this Agreement, and regardless of whether such Long Term Agreement is terminated, unless in connection with such termination a replacement credit facility satisfactory to the Required Lenders hereunder is entered into, in which case the representations, affirmative and negative covenants and events of default in such facility shall become the subject of this Agreement.

         "OBLIGATIONS" means all obligations (monetary or otherwise) of the Borrower and each other Obligor arising under or in connection with this Agreement and each other Loan Document, and Hedging Obligations owed to a Lender or an Affiliate thereof (or a Person that was a Lender or an Affiliate of a Lender at the time the applicable Rate Protection Agreement was entered into), unless the Lender or such Affiliate (or other Person) otherwise agrees.

         "PARTICIPANT" is defined in SECTION 10.11.2.

         "PERCENTAGE" means, relative to any Lender, the percentage relating to Loans as set forth opposite its name on SCHEDULE II hereto under the applicable column heading or set forth in Lender Assignment Agreement(s) under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to SECTION 10.11.1.

         "REGISTER" is defined in CLAUSE (b) of SECTION 2.6.

         "REGISTERED NOTE" means a promissory note of the Borrower payable to the order of any Lender, substantially in the form of EXHIBIT A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof, in each case registered pursuant to SECTION 2.7.

         "REQUIRED LENDERS" means, at any time, Lenders having Percentages aggregating more than 50%.

         "SCOTIABANK" is defined in the PREAMBLE.

         "STATED MATURITY DATE" means September 26, 1999 or, if earlier, the day that the Borrower or any of its Subsidiaries consummates any Permitted Receivables Transaction.

         SECTION 1.2. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each other Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document. In interpreting any provision of the Long Term Agreement incorporated herein, references to

                  (a) any "Agent" shall mean the Administrative Agent;

                  (b) any "Credit  Extension" shall mean a Borrowing  hereunder;
         and

                  (c) the "Issuer", the "Syndication Agent", and any "Term Loan", "Swing Line Loan" or "Letter of Credit" to be provided under the Long Term Agreement (and definitions particularly associated with such terms, such as "Disbursement", "Reimbursement Obligation", "Swing Line Note" and "Term Loan Commitment Termination Date") , shall be deemed to be deleted.

         SECTION 1.3. CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition. References to Sections hereof which have been incorporated from the Long Term Agreement mean references to Sections hereof as incorporated.

         SECTION 1.4. ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under SECTION 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with GAAP.


                                   ARTICLE II

                        COMMITMENTS, BORROWING AND NOTES

         SECTION 2.1. COMMITMENTS. On the terms and subject to the conditions of this Agreement (including ARTICLE V), each Lender severally agrees to make Loans pursuant to the Commitments as described in this ARTICLE II.

         SECTION 2.1.1. LOAN. From time to time on any Business Day occurring prior to the Commitment Termination Date, each Lender will make loans (relative to such Lender, its "LOANS") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing of the Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this Section is herein referred to as its "COMMITMENT". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow the Loans.

         SECTION 2.1.2. LENDERS NOT PERMITTED OR REQUIRED TO MAKE THE LOANS. No Lender shall be permitted or required to, and the Borrower shall not request that any Lender, make any Loan if, after giving effect thereto, (a) the aggregate outstanding principal amount of all Loans of all Lenders would exceed the Commitment Amount or (b) of such Lender would exceed its Percentage of the Commitment Amount.

         SECTION 2.2. OPTIONAL REDUCTION OF THE COMMITMENT AMOUNT. The Borrower may, from time to time on any Business Day occurring after the Closing Date, voluntarily reduce the Commitment Amount; PROVIDED, HOWEVER, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of the Commitment Amount shall be in a minimum amount of $5,000,000 and in an integral multiple of $1,000,000.

         SECTION 2.3. BORROWING PROCEDURES; CONTINUATION/CONVERSION ELECTIONS; FUNDING; REGISTERED NOTES. The parties hereto acknowledge, covenant and agree that any portion of the Obligations shall remain unpaid or any Lender shall have any outstanding Commitment they will perform, comply with and be bound by all of the agreements, covenants and obligations contained in Sections 2.3.1, 2.4, 2.5 and 2.7 of the Long Term Agreement, each such agreement, covenant and obligation contained in such Sections and all other terms of the Long Term Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated, MUTATIS MUTANDIS, into this Agreement by reference as though specifically set forth in this Section.


                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

         SECTION 3.1.  REPAYMENTS AND PREPAYMENTS; APPLICATION.

         SECTION 3.1.1. REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrower

                  (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; PROVIDED, HOWEVER, that

                           (i) the Borrower shall comply with SECTION 4.4 in the
                  event that any LIBO Rate Loan is prepaid on any day other than the last day of the Interest Period for such Loan;

                           (ii) all such voluntary  prepayments shall require at
                  least three but no more than five Business Days' prior written notice to the Administrative Agent; and

                           (iii) all such voluntary  partial  prepayments  shall
                  be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000; or

                  (b) shall, on each date when any reduction in the Commitment Amount shall become effective, including pursuant to SECTION 2.2, make a mandatory prepayment of Loans in an aggregate amount equal to the excess, if any, of the aggregate outstanding principal amount of all Loans over the Commitment Amount as so reduced; and

                  (c) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans or Obligations pursuant to SECTION 8.2 or
         SECTION 8.3, repay all Loans unless, pursuant to SECTION 8.3, only a portion of all Loans and Obligations are so accelerated (in which case the portion so accelerated shall be so prepaid or cash collateralized with the Administrative Agent).

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 4.4. No prepayment of principal of any Loans pursuant to CLAUSE (a) of SECTION 3.1.1 shall cause a reduction in the Commitment Amount.

         SECTION 3.1.2. APPLICATION. Each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, FIRST, to the principal amount thereof being maintained as Base Rate Loans, and SECOND, to the principal amount thereof being maintained as LIBO Rate Loans.

         SECTION 3.2. INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this SECTION 3.2.

         SECTION 3.2.1. RATES. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

                  (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; and

                  (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

         SECTION 3.2.2. POST-MATURITY RATES. After the date any principal amount of any Loan shall have become due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to

                  (a) in the case of any overdue principal amount of Loans, overdue interest thereon, overdue commitment fees or other overdue amounts owing in respect of Loans or other obligations (or the related Commitments), the rate that would otherwise be applicable to Base Rate Loans pursuant to SECTION 3.2.1 plus 2%; and

                  (b) in the case of overdue monetary Obligations (other than as described in CLAUSE (a)), the Alternate Base Rate plus 2%.

         SECTION 3.2.3. PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

                  (a)  on the Stated Maturity Date therefor;

                  (b) on the date of any payment or prepayment of the Loans, in whole or in part, of principal outstanding on such Loan;

                  (c) with respect to Base Rate Loans, on each Quarterly Payment Date;

                  (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the third month anniversary of such Interest Period);

                  (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to CLAUSE (c), on the date of such conversion; and

                  (f) on that portion of any Loans the Stated  Maturity  Date of
         which  is   accelerated   pursuant  to  SECTION  8.2  or  SECTION  8.3,
         immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         SECTION 3.3. FEES. The Borrower agrees to pay the fees set forth in this SECTION 3.3. All such fees shall be non-refundable.

         SECTION 3.3.1. COMMITMENT FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of the Lender's Commitments are suspended by reason of the Borrower's inability to satisfy any condition of ARTICLE V) commencing on the Effective Date and continuing through the Commitment Termination Date, a commitment fee at the rate of the Applicable Commitment Fee Margin on such Lender's Percentage of the average daily unused portion of the Commitment Amount. Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date and on the Commitment Termination Date.

         SECTION 3.3.2. ADMINISTRATIVE AGENT'S FEE. The Borrower agrees to pay to the Administrative Agent, for its own account, the non-refundable fees in the amounts and on the dates set forth in the Fee Letter.

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

         SECTION 4.1. "MAKE-WHOLE" PROVISIONS. The parties hereto acknowledge and agree that so long as any portion of the Obligations shall remain unpaid or any Lender shall have any outstanding Commitment, they will perform, comply with and be bound by all of the agreements, covenants and obligations contained in
Article IV of the Long Term Agreement (including Section 4.9, relating to the potential setoff against accounts of the Borrower), each such agreement, covenant and obligation contained in such Article and all other terms of the Long Term Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated, MUTATIS MUTANDIS, into this Agreement by reference as though specifically set forth in this Section.


                                    ARTICLE V

                            CONDITIONS TO BORROWINGS

         SECTION 5.1. INITIAL LOANS. The obligations of the Lenders to make Loans shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth below.

         SECTION 5.1.1. RESOLUTIONS, ETC. The Administrative Agent shall have received from the Borrower a certificate, dated the Closing Date, of its Secretary or Assistant Secretary as to and attaching

                  (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it;

                  (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and each other Loan Document executed by it; and

                  (c)  the full force and validity of its Organic Documents,

upon which certificate the Administrative Agent and each Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower canceling or amending such prior certificate.

         SECTION 5.1.2. DELIVERY OF NOTES. The Administrative Agent shall have received, for the account of each Lender that has requested a Note, such Lender's Notes, duly executed and delivered by the Borrower.

         SECTION 5.1.3. LONG TERM AGREEMENT. The Administrative Agent shall have received evidence satisfactory to it that all conditions precedent set forth in
ARTICLE V of the Long Term Agreement shall have been consummated to the satisfaction of the Administrative Agent.

         SECTION 5.1.4. CALCULATION OF CONSOLIDATED COVERAGE RATIO. The Administrative Agent shall have also received a certificate from an Authorized Officer of the Borrower evidencing the calculation of the Consolidated Coverage Ratio (under and as defined in the

Indenture) after giving effect to the Loans made on the Closing Date, together with a summary of how the Borrower is designating the Loans under Section 3.8 of the Indenture, and such certificates shall demonstrate that all Loans made on such date shall constitute "Senior Indebtedness" (as defined in the Indenture).

         SECTION 5.1.5. OPINION OF COUNSEL. The Administrative Agent shall have received an opinion letter, dated the Closing Date and addressed to the Administrative Agent and all Lenders, from (i) Winston & Strawn, New York counsel to the Borrower and its U.S. Subsidiaries, and (ii) Thomas E. O'Neill, general counsel to the Borrower and its U.S. Subsidiaries, in each case in form and substance satisfactory to the Administrative Agent.

         SECTION 5.1.6. CLOSING FEES, EXPENSES, ETC. The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to SECTIONS 3.3 and 10.3, if then invoiced.

         SECTION 5.2. ALL LOANS. The obligation of each Lender to make any Loan (including the initial Loan) shall be subject to the satisfaction of each of the conditions precedent set forth in this SECTION 5.2.

         SECTION 5.2.1. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to any Borrowing the following statements shall be true and correct:

                  (a) the representations and warranties set forth in ARTICLE VI and in each other Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

                  (b) the sum of the aggregate outstanding principal amount of all Loans does not exceed the Commitment Amount; and

                  (c) no Default shall have then occurred and be continuing.

         SECTION 5.2.2. BORROWING REQUEST. The Administrative Agent shall have received a Borrowing Request. Each of the delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of any Loan shall constitute a representation and warranty by the Borrower that on the date of such Loan (both immediately before and after giving effect to such Loan and the application of the proceeds thereof) the statements made in SECTION 5.2.1 are true and correct.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         SECTION 6.1. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Administrative Agent to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants to each Lender and the Administrative Agent as to all matters contained in Article VI of the Long Term Agreement, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Long Term Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated, MUTATIS MUTANDIS, into this Agreement by this reference as though specifically set forth in this Section; PROVIDED, that the reference to "Revolving Loan" in the last sentence of Section 6.15 of the Long Term Agreement shall be deemed to be a reference to the Loans.


                                   ARTICLE VII

                                    COVENANTS

         SECTION 7.1. CERTAIN COVENANTS. The Borrower covenants and agrees that, so long as any portion of the Obligations shall remain unpaid or any Lender shall have any outstanding Commitment, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in Article VII of the Long Term Agreement, each such agreement, covenant and obligation contained in such Article and all other terms of the Long Term Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated, MUTATIS MUTANDIS, into this Agreement by this reference as though specifically set forth in this Section; PROVIDED, HOWEVER, that

                  (a) the Borrower shall only be required to deliver the information pursuant to Section 7.1.1 to the Administrative Agent, and such delivery will be satisfied if made to the Administrative Agent under the Long Term Agreement;

                  (b) the Revolving Loans referenced in Section 7.1.5 shall be deemed to be a reference to the Loans;

                  (c) the form of guaranty,pledge agreement and other documents required to be delivered under Section 7.1.6 shall be in the same form of such documents under the Long Term Agreement;

                  (d) clause (i) of Section 7.2.2 of the Long Term Agreement shall be deemed to read in its entirety as follows:

                           "(i)  Indebtedness of the Borrower incurred under the
                  Long Term Agreement";

                  (e) clause (a) of Section 7.2.3 of the Long Term Agreement shall be deemed to read in its entirety as follows:

                           "(a)  Liens  securing  payment  of  the  Obligations,
                  granted  pursuant to any Loan  Document  executed  pursuant to
                  SECTION 7.1.6, together with a PARI PASSU Lien to secure obligations under the Long Term Agreement and related documents"; and

                  (f) the Borrower shall not be required to prepay any Loans with the proceeds of Net Disposition Proceeds pursuant to CLAUSE (b) of
         SECTION 7.2.9.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

         SECTION 8.1.  LISTING OF EVENTS OF DEFAULT.  Each  provision of Section
8.1.1 through (and including) Section 8.1.12 of the Long Term Agreement and all other terms of the Long Term Agreement to which reference is made therein, together with all related definitions and ancillary provisions, are hereby incorporated, MUTATIS MUTANDIS, into this Agreement by reference as though specifically set forth in this Section; and each of the events in such Sections incorporated by reference into this Agreement shall constitute an "Event of Default".

         SECTION 8.2. ACTION IF BANKRUPTCY, ETC. If any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9 shall occur with respect to the Borrower, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

         SECTION 8.3. ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default other than under CLAUSES (a) through (d) of SECTION 8.1.9 with respect to the Borrower shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required
Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or declare the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment and/or, as the case may be, the Commitments shall terminate.



                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

         SECTION 9.1. ACTIONS. Each Lender hereby appoints Scotiabank as its Administrative Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any amendment and restatement of, or termination of, this Agreement) the Administrative Agent, ratably in accordance with their respective Percentages, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Administrative Agent is not reimbursed by the Borrower or any other Obligor (and without limiting the obligation of the Borrower or any other Obligor to do so);

PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Administrative Agent's gross negligence or willful misconduct. The Administrative Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         SECTION 9.2. FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender severally agrees and the Borrower agrees to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

         SECTION 9.3. EXCULPATION. Neither the Administrative Agent, any other Agent nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

         SECTION 9.4. SUCCESSOR. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may, with the prior consent of the Borrower (which consent shall not be unreasonably withheld), appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring
Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of

                  (a) this ARTICLE IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

                  (b) SECTION 10.3 and SECTION 10.4 shall continue to inure to its benefit.

         SECTION 9.5. LOANS BY ADMINISTRATIVE AGENT. The Administrative Agent shall have the same rights and powers with respect to (x) the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent. The Administrative Agent and its respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if the Administrative Agent were not the Administrative Agent hereunder.

         SECTION 9.6. CREDIT DECISIONS. Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

         SECTION 9.7. COPIES, ETC. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower, including under the terms of the Long Term Agreement to Lender which is also a party to the Long Term Agreement). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

         SECTION  10.1.  WAIVERS,   AMENDMENTS,  ETC.  The  provisions  of  this
Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver which would:

                  (a) modify any requirement hereunder that any particular action be taken by all the Lenders shall be effective unless consented to by each Lender;

                  (b) modify this SECTION 10.1, or CLAUSE (a) of SECTION 10.10, change the definition of "Required Lenders", increase the Commitment Amount or the Percentage of any Lender, reduce any fees described in
         ARTICLE III, if any guarantees are delivered or Capital Stock is pledged pursuant to SECTION 7.1.7, release any Subsidiary guarantor from its obligations under such guaranty or all or substantially all of the collateral security (except in each case as otherwise specifically provided in this Agreement, the subsidiary guaranty or a pledge agreement), or extend the Commitment Termination Date shall be made without the consent of each Lender adversely affected thereby;

                  (c) extend the final Stated Maturity Date of any Loan, or extend the due date for, or reduce the amount of any payment of interest on or fees payable in respect of any Loan (or reduce the principal amount of or rate of interest on or fees payable in respect of any Loan), shall be made without the consent of the Lender owed such Loan; or

                  (d) affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as Administrative Agent), shall be effective unless consented to by the Administrative Agent.

No failure or delay on the part of the Administrative Agent or any Lender in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent or any Lender under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 10.2. NOTICES. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party, in the case of the Borrower or the Administrative Agent, at its address or facsimile number set forth below its signatures in this Agreement, and if to any other party, as set forth on SCHEDULE II hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (telephonic confirmation in the case of facsimile).

         SECTION 10.3. PAYMENT OF COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with

                  (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated; and

                  (b) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Administrative Agent and the Lenders harmless from all liability for, any stamp or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the Loans made hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Administrative Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Administrative Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

         SECTION 10.4. INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Administrative Agent and each Lender and each of their respective Affiliates, and each of their respective partners, officers, directors, employees and agents, and each other Person controlling any of the foregoing within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Exchange Act, (collectively, the "INDEMNIFIED PARTIES"), free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, fees, and expenses actually incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Borrowing hereunder;

                  (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to ARTICLE V not to make any Loan);

                  (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the Capital Stock or assets of any Person, whether or not such Indemnified Party is party thereto;

                  (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the Borrower's or any of its Subsidiaries' compliance with or liability under Environmental Law or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or

                  (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material present on or under such property in a manner giving rise to liability at or prior to the time the Borrower or such Subsidiary owned or operated such property (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct. The Borrower and its permitted successors and assigns hereby waive, release and agree not to make any claim, or bring any cost recovery action against, the Administrative Agent or any Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, except to the extent arising out of the gross negligence or willful misconduct of any Indemnified Party. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, the Borrower's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of the Borrower with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 10.5. SURVIVAL. The obligations of the Borrower under SECTIONS 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under SECTIONS 4.8 and 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrower and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

         SECTION 10.6. SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 10.7. HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

         SECTION 10.8. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender.

         SECTION 10.9. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 10.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that:

                  (a) the  Borrower  may not  assign or  transfer  its rights or
         obligations   hereunder  without  the  prior  written  consent  of  the
         Administrative Agent and all Lenders; and

                  (b) the rights of sale, assignment and transfer of the Lenders are subject to SECTION 10.11.

         SECTION 10.11. SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES. Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons in accordance with this SECTION 10.11.

         SECTION 10.11.1. ASSIGNMENTS. Any Lender (the "ASSIGNOR LENDER"),

                  (a) with the written consents of the Borrower and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and which consent), in the case of the Borrower, shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Administrative Agent, on or before the fifth Business Day after receipt by the Borrower of such Lender's request for such consent), may at any time assign and delegate to one or more commercial banks or other financial institutions or funds which are regularly engaged in making, purchasing or investing in loans or securities, and

                  (b) with notice to the Borrower and the Administrative Agent, but without the consent of either the Borrower or the Administrative Agent, may assign and delegate to any of its Affiliates or to any other Lender;

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "ASSIGNEE LENDER"), all or any fraction of such Lender's total Loans and Commitments (which assignment and delegation shall be, as among Commitments and Loans, of a constant, and not a varying, percentage) in a minimum aggregate amount of $10,000,000 or the then remaining amount of a

Lender's Loans and Commitments; PROVIDED, HOWEVER, that any such Assignee Lender will comply, if applicable, with the provisions contained in SECTION 4.6 and the Borrower, each other Obligor and the Administrative Agent shall be entitled to continue to deal solely and directly with such Assignor Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                  (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Administrative Agent by such Assignor Lender and such Assignee Lender;

                  (d) such  Assignee Lender shall have executed and delivered to
         the  Borrower  and  the   Administrative   Agent  a  Lender  Assignment
         Agreement, accepted by the Administrative Agent;

                  (e) the processing fees described below shall have been paid; and

                  (f) the  Administrative  Agent  shall  have   registered  such
         assignment  and  delegation  in the Register  pursuant to CLAUSE (b) of
         SECTION 2.7.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement and such assignment and delegation is registered in the
Register pursuant to CLAUSE (b) of SECTION 2.7, (i) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (ii) the Assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Subject to the provisions of SECTION 2.7, within ten Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, at the request of the Assignee Lender, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder and had originally requested Notes to evidence such loans and Commitments, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The Assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Unless otherwise specified in the Lender Assignment Agreement, interest and fees on the portion of Loans and Commitments being assigned that have accrued prior to the date of such assignment shall be paid to the account of the Assignor Lender and interest and fees that accrue on and subsequent to the date of such assignment shall be paid to the account of the Assignee Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in this Agreement. Such Assignor Lender or such Assignee Lender (unless such Assignor Lender or Assignee Lender is Scotiabank) must also pay a processing fee to the Administrative Agent upon delivery of any Lender
Assignment Agreement in the amount of $3,500, unless such assignment and delegation is by a Lender to its Affiliate or if such assignment and delegation is by a Lender to the Federal Reserve Bank (or in the case of a Lender that is an investment fund, to the trustee under the indenture to which such fund is a party), as provided below or is otherwise consented to by the Administrative Agent. Any attempted assignment and delegation not made in accordance with this SECTION 10.11.1 shall be null and void. Nothing contained in this SECTION 10.11.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans) under this Agreement and/or its Loans and/or its Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank or in the case of a Lender that is an investment fund, to the trustee under the indenture to which such fund is a party in support of its obligations to such trustee, in either case, without notice to or consent of the Borrower or the Administrative Agent, PROVIDED, HOWEVER, that (A) such Lender shall remain a "Lender" under this Agreement and shall continue to be bound by the terms and conditions hereof and in the other Loan Documents, and (B) any assignment by such trustee shall be subject to the provisions of CLAUSE (a) of this SECTION 10.11.1.

         SECTION 10.11.2. PARTICIPATION. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; PROVIDED, HOWEVER, that

                  (a) no  participation  contemplated  in  this  Section   shall
         relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

                  (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

                  (c) the Borrower and each other Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

                  (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any
         Participant that such Lender will not, without such Participant's consent, agree to (i) any reduction in the interest rate or amount of fees that such Participant is otherwise entitled to or (ii) a decrease in the principal amount, or an extension of the final Stated Maturity Date, of any Loan in which such Participant has purchased a participating interest; and

                  (e) the Borrower shall not be required to pay any amount under SECTIONS 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees, subject to CLAUSE (e) above, that each Participant, for purposes of SECTIONS 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a Lender.

         SECTION  10.12.  OTHER  TRANSACTIONS.  Nothing  contained  herein shall preclude the Administrative Agent or any Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its

Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 10.13. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 10.14. WAIVER OF JURY DUTY. THE LENDERS, THE ADMINISTRATIVE AGENT AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A

MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         SECTION 10.15. CONFIDENTIALITY. The Lenders shall hold all non-public information obtained pursuant to or in connection with this Agreement or obtained by such Lender based on a review of the books and records of the Borrower or any of its Subsidiaries in accordance with their customary procedures for handling confidential information of this nature, but may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any potential BONA FIDE transferee, participant or assignee, or in connection with the exercise of remedies under a Loan Document, or as requested by any governmental agency or representative thereof or pursuant to legal process; PROVIDED, HOWEVER, that

                  (a) unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

                  (b) prior to any such disclosure pursuant to this SECTION 10.15, each Lender shall require any such BONA FIDE transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

                           (i)  to be bound by this SECTION 10.15; and

                           (ii) to  require  such  Person to  require  any other
                  Person  to  whom  such  Person   discloses   such   non-public
                  information to be similarly bound by this SECTION 10.15; and

                  (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Agent or Lender shall be obligated or required to return any materials furnished by the Borrower or any Subsidiary.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       KEEBLER FOODS COMPANY

                                       By:  /s/  E. NICHOL MCCULLY
                                          ----------------------------------
                                       Name:  E. Nichol McCully
                                       Title: Sr. Vice President and Chief
                                              Financial Officer


                                       THE BANK OF NOVA SCOTIA,
                                        as the Administrative Agent
                                        and as a Lender

                                       By:  /s/  F.C.H. ASHBY
                                          ----------------------------------
                                       Name:  F.C.H. Ashby
                                       Title: Senior Manager
                                              Loan Operations

                                                                      SCHEDULE I

                               DISCLOSURE SCHEDULE



SEE SCHEDULE I TO THE LONG TERM AGREEMENT

                                                                     SCHEDULE II

                   PERCENTAGES AND ADMINISTRATIVE INFORMATION

THE BORROWER:

Keebler Foods Company
Address:  677 Larch Avenue
Elmhurst, Illinois  60126
Facsimile No.:  (708) 833-3372
Attention:  E. Nichol McCully

LENDERS:

The Bank of Nova Scotia

Domestic/LIBOR address:

One Liberty Plaza
New York, NY  10006
Facsimile No.:  (212) 225-5090
Attn: Carroll Rockey

Revolving Loan Commitment Percentage: 100%

                                                                    SCHEDULE III

                                 FISCAL QUARTERS

                   SEE SCHEDULE III TO THE LONG TERM AGREEMENT

                                                                     EXHIBIT A-1

                                 REVOLVING NOTE

 $                                                                        , 1998
  -------------------                                      ------------ --


         FOR VALUE RECEIVED, the undersigned, KEEBLER FOODS COMPANY, a Delaware corporation (the "BORROWER"), promises to pay to the order of ______ (the "LENDER") on the Stated Maturity Date for Revolving Loans the principal sum of _______ DOLLARS ($____) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to the Credit Agreement, dated as of September 28, 1998 (as amended, supplemented, amended and restated, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, The Bank of Nova Scotia, as Administrative Agent and the various financial institutions as are, or may from time to time become, parties thereto. Unless otherwise defined, terms used in this Note have the meanings provided in the Credit Agreement.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

        THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                      KEEBLER FOODS COMPANY

                                      By _____________________________
                                         Title:


                                      REVOLVING LOANS AND PRINCIPAL PAYMENTS



             Amount of Revolving    Interest   Amount of Principal      Unpaid Principal
                  Loan Made          Period          Repaid                  Balance
         ========================   (If Ap-  ======================= ======================
           Alternate      LIBO       plic-     Alternate      LIBO     Alternate     LIBO               Notation
  Date     Base Rate      Rate       able)     Base Rate      Rate     Base Rate     Rate     Total      Made By
======== ============ =========== ========== ============= ========= ============= ======== ========== ==========










                                                                    EXHIBIT A-2

                                 REGISTERED NOTE

         THIS REGISTERED NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS REGISTERED NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE
         ADMINISTRATIVE  AGENT  PURSUANT  TO THE TERMS OF SUCH  CREDIT
         AGREEMENT.

$_____________                                              ___________ __, 1997



          FOR VALUE RECEIVED, the undersigned, KEEBLER FOODS COMPANY, a Delaware corporation (the "BORROWER"), promises to pay to the order of _____ (the "LENDER") the principal sum of _____ DOLLARS ($_____) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to the Credit Agreement, dated as of September 28, 1998 (as so amended, supplemented, amended and restated, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, The Bank of Nova Scotia, as
Administrative Agent, the various financial institutions as are, or may from time to time become, parties thereto. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Registered Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Registered Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Registered Note and on which such Indebtedness may be declared to be immediately due and payable.

         As provided in Section 10.11.1 of the Credit Agreement, this Registered Note and the Obligation(s) evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of this Registered Note and the Obligation(s) evidenced hereby on the Register described in clause (b) of Section 2.8 of the

Long Term Credit Agreement. Any assignment or transfer of all or part of such Obligations(s) and this Registered Note evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of this Registered Note evidencing such Obligations(s), duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder hereof, and thereupon one or more new Registered Note(s) in the same aggregate principal amount shall be issued to the designated Assignee Lender, and this Registered Note shall be returned by the Administrative Agent to the Borrower marked "canceled". Prior to the due presentment for registration of assignment or transfer of this Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Obligation(s) and this Registered Note(s) evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. This Registered Note may not be exchanged for promissory notes that are not Registered Notes.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                      KEEBLER FOODS COMPANY

                                      By:
                                         ----------------------------------
                                         Title:


                                                  TERM LOANS AND PRINCIPAL PAYMENTS

                                                                 Amount of
                 Amount of Term                                  Principal             Unpaid Principal
                   Loan Made                                      Repaid                   Balance
           =======================                       ========================= ========================
               Base       LIBO       Interest Period         Base         LIBO         Base        LIBO                   Notation
   Date        Rate       Rate       (If Applicable)         Rate         Rate         Rate        Rate        Total      Made By
========== =========== =========== ===================== ============ ============ ============ =========== =========== ===========










                                                                 Amount of
                 Amount of Term                                  Principal             Unpaid Principal
                   Loan Made                                      Repaid                   Balance
           =======================                       ========================= ========================
               Base       LIBO       Interest Period         Base         LIBO         Base        LIBO                   Notation
   Date        Rate       Rate       (If Applicable)         Rate         Rate         Rate        Rate        Total      Made By
========== =========== =========== ===================== ============ ============ ============ =========== =========== ===========






                                                                       EXHIBIT B

                                BORROWING REQUEST

The Bank of Nova Scotia
One Liberty Plaza
New York, New York  10006

Attention:_______________

                              KEEBLER FOODS COMPANY

Gentlemen and Ladies:

         This Borrowing Request is delivered to you pursuant to Section 2.3 of the Credit Agreement, dated as of September 28, 1998 (as so amended, modified, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Keebler Foods Company, a Delaware corporation (the "BORROWER"), the various financial institutions as are, or may from time to time become, parties thereto (the "LENDERS") and The Bank of Nova Scotia, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests that a Revolving Loan be made in the aggregate principal amount of $____ on ____, ___ as a [LIBO Rate Loan having an Interest Period of ___ months] [Base Rate Loan].

         The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 are true and correct in all material respects.

         The Borrower agrees that if prior to the time of the Borrowing requested hereby, any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby, the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such Borrowing as if then made.

         Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:



Amount to be                     PERSON TO BE PAID                              Name, Address, etc.
TRANSFERRED                    NAME         ACCOUNT NO.                         OF TRANSFEREE LENDER
-----------                 ---------     --------------                        ------------------------
$_________                  _________     ______________                        ________________________
                                                                                ________________________
                                                                                Attention:______________

$_________                  _________     ______________                        ________________________
                                                                                ________________________
                                                                                Attention:______________

Balance of                  The Borrower  ______________                        ________________________
such proceeds                                                                   ________________________
                                                                                Attention:______________

                                       -2-

         IN WITNESS WHEREOF, the undersigned has caused this request to be executed and delivered by its duly Authorized Officer this ______ day of _______ ,______.

                                                     KEEBLER FOODS COMPANY

                                                     By:
                                                        ---------------------

                                                        Title:

                                                                       EXHIBIT C

                         CONTINUATION/CONVERSION NOTICE

The Bank of Nova Scotia
One Liberty Plaza
New York, New York  10006

Attention:  ______________

                              KEEBLER FOODS COMPANY

Gentlemen and Ladies:

         This  Continuation/Conversion  Notice is  delivered  to you pursuant to
Section 2.3 of the Credit Agreement, dated as of September 28, 1998 (as so amended, modified, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Keebler Foods Company, a Delaware corporation (the "BORROWER"), the various financial institutions as are, or may from time to time become, parties thereto (the "LENDERS") and The Bank of Nova Scotia, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

           The Borrower hereby requests that on ____________,

                    (1) $_____ of the presently outstanding principal amount of the Revolving Loans originally made on _____, [and $_____ of the presently outstanding principal amount of the Revolving Loans originally made on _____],

                    (2) and all presently being maintained as 1/[Base Rate Loans] [LIBO Rate Loans],

                    (3)  be [converted into] [continued as],



----------------
1/ Select appropriate interest rate option.

                    (4) [LIBO Rate Loans having an Interest Period of _____ months] [Base Rate Loans].

           The Borrower hereby:

                    (a) certifies and warrants that no Default has occurred and is continuing; and

                    (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

           The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this _______ day of ________.



                                                    KEEBLER FOODS COMPANY

                                                    By:
                                                       -----------------------
                                                       Title:

                                                                       EXHIBIT D

                           LENDER ASSIGNMENT AGREEMENT



To:        KEEBLER FOODS COMPANY
           677 Larch Avenue
           Elmhurst, Illinois  60126

           Attention:  E. Nichol McCully

To:        THE BANK OF NOVA SCOTIA,
             as the Administrative Agent
           One Liberty Plaza
           New York, New York  10006

           Attention: _____________________



                              KEEBLER FOODS COMPANY

Gentlemen and Ladies:

           We refer to clause (d) of Section 10.11.1 of the Credit Agreement, dated as of September 28, 1998 (as amended, supplemented, amended and restated, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Keebler Foods Company, a Delaware corporation (the "BORROWER"), the various financial institutions as are, or may from time to time become, parties thereto (the "LENDERS") and The Bank of Nova Scotia, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

           As of ________ __, ____ (the "ASSIGNMENT  DATE"),  _____________ (the
"ASSIGNOR") irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty (except as expressly set forth herein), to _____________ (the "ASSIGNEE") and the Assignee irrevocably purchases from the Assignor ___% (the "ASSIGNED PORTION") of the Loans and Commitments of the Assignor such that after giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement will be as set forth on SCHEDULE I hereto.

           [Add paragraph dealing with accrued interest and fees with respect to the Loans assigned.]

           The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Loans under the Credit Agreement, the Assignee has performed its own analysis of the creditworthiness and financial condition of the Borrower and the other Obligors and such actions have and will be made without recourse to, or representation or warranty by the Administrative Agent.

           The Assignor represents and warrants that it is legally authorized to enter into and deliver this agreement and represents that it is the legal and beneficial owner of the Assigned Portion. Except as set forth in the previous sentence, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made pursuant to or in connection with this agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this agreement, the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto, including the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by any Lender of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto. The Assignee represents and warrants that it is legally authorized to enter into and deliver this agreement and confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement. In addition, the Assignee independently and without reliance upon the Assignor, the Administrative Agent or any other Agent or Lender, and based on such documents and information as it shall deem appropriate at the time, shall continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents and the other instruments and documents delivered in connection therewith.

           Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent

                    (a)  the Assignee

                             (i) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof;

                             (ii) agrees to be bound by the terms and conditions
                    set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

                    (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

           The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Administrative Agent the processing fee referred to in Section 10.11.1 of the Credit Agreement upon the delivery hereof.

           The Assignee hereby advises each of you that set forth in SCHEDULE I hereto are its administrative details with respect to the assigned Loans and Commitments and requests the Administrative Agent to acknowledge receipt of this document.

           The Assignee agrees to furnish the tax form required by the second to last sentence of Section 4.6 (if so required) of the Credit Agreement no later than the date of acceptance hereof by the Administrative Agent.

           This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                                            [THE ASSIGNOR],
                                              as Assignor

                                            By:
                                               -----------------------------

                                               Title:






                                            [THE ASSIGNEE],
                                              as Assignee

                                            By:
                                               -----------------------------

                                               Title:



Accepted and Acknowledged
this __ day of _______, ____

THE BANK OF NOVA SCOTIA,
  as Administrative Agent


By:________________________

   Title:



KEEBLER FOODS CORPORATION


By:_______________________

   Title:

                                                                      SCHEDULE I

                                                LENDER INFORMATION

LENDER                   PERCENTAGE                                               DOMESTIC OFFICE              LIBOR OFFICE
------                   ----------                                               ---------------              ------------
_______________,         Revolving Loans, participations                          ON FILE WITH                 ON FILE WITH
  as Assignor            in Letters of Credit Outstandings,                       ADMINISTRATIVE               ADMINISTRATIVE
                         and Revolving Loan Commitment...............__________%  AGENT                        AGENT

                         Term Loans..................................__________%

_______________,         Revolving Loans, participations                          [ADDRESS]                    [ADDRESS]
  as Assignee            in Letters of Credit Outstandings,                       Fax:______________           Fax:______________
                         and Revolving Loan Commitment...............__________%  Attention:________           Attention:________

                         Term Loans..................................__________%



Wiring Instructions for the Assignee:

---------------
---------------
---------------